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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 29, 1998
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                             National TechTeam, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                        0-16284                 38-2774613
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



      835 Mason Street. Suite 200            Dearborn, MI            48224
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(Address of principal executive offices)     (City, State)         (Zip Code)




Registrant's telephone number, including area code     (313) 277-2277
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         (Former name of former address, if changed since last report.)







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ITEM 5.        OTHER EVENTS.

On October 29, 1998, the Company issued the press release attached as Exhibit
2.1 to this Form 8-K.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

2.1 Press release dated on October 29, 1998 "NATIONAL TECHTEAM, INC. ANNOUNCES REVENUES AND EARNINGS FOR THE THIRD QUARTER AND FIRST NINE MONTHS OF 1998"


                                   SIGNATURES

     Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NATIONAL TECHTEAM, INC.

Dated: October 29, 1998                  BY: /s/ Lawrence A. Mills
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                                                 Lawrence A. Mills
                                                 Vice President, Chief Financial
                                                 Officer, And Treasurer







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                                  Exhibit Index
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
Exhibit No.                   Description
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
2.1                           Press Release



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